Income Tax (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of provision for income taxes
Pre-Tax Net Book Income	$ 38,570	$ 136,465	$ 1,867
State income taxes	153	216	147
Federal income taxes		(105)	71
Other permanent differences	132	28
Total income tax expense	$ 285	$ 139	$ 218
Effective income tax rate	0.74%	0.10%	11.67%